	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-2

	Distribution Number	33
	Beginning Date of Collection Period	01-Jun-04
	End Date of Collection Period	30-Jun-04
	Distribution Date	20-Jul-04
	Previous Distribution Date	21-Jun-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	12,355,932.39
	Available Distribution Amount	12,256,967.05
	Principal Collections	10,844,765.14
	Interest Collections (net of servicing fee)	1,412,201.91
	Collections of Interest (net of servicing fee and principal recoveries)	1,398,600.19
	Servicing Fee	98,965.34
	Principal recoveries	13,601.72
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	12,355,932.39
	Interest Paid to Certificates	183,110.97
	Principal Paid to Certificates	669,466.19
	Equity Certificate	11,404,389.89
	Servicing Fee	98,965.34

	Pool Balance

	Begin Principal Balance	237,516,825.26
	Principal Collections (including repurchases)	10,844,765.14
	Additional Principal Reduction Amount	669,466.19
	End Principal Balance	226,002,593.93

	Collateral Performance
	Cash Yield (% of beginning balance)	7.57%
	Charge off Rate (net of principal recoveries; % of beginning balance)	3.31%
	Net Yield	4.25%

	Delinquent Loans
	30-59 days principal balance of loan	8,798,553.60
	30-59 days number of loans	108
	60-89 days principal balance of loan	1,683,521.45
	60-89 days number of loans	20
	90+ days principal balance of loan	13,112,958.12
	90+ days number of loans	163

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	3,183
	Number of HEL outstanding (EOP)	3,062
	Principal balance of REO as of the end of the collection period	3,691,959.26
	Number of loans that went into REO during the collection period	10
	Principal balance of loans that went into REO during the collection period	1,045,651.28

	Overcollateralization
	Begin OC Amount	104,931,436.58
	OC Release Amount	10,844,765.14
	Extra Principal Distribution	-
	End OC Amount	94,086,671.44

	Target OC Amount	76,840,881.94
	Interim OC Amount	104,931,436.58
	Interim OC Deficiency	-

	Monthly Excess Cashflow	559,624.75
	Principal Distribution Amount	-
	Principal Collections	10,844,765.14
	OC Release Amount	10,844,765.14

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	17.48%

	Interest Calculations
	1 month LIBOR	1.28000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	1.65000%
	Class A Pass-Through Rate	1.65000%
	Class M Formula Rate (1-mo. Libor plus 95bps)	2.23000%
	Class M Pass-Through Rate	2.23000%
	Available Funds Cap	10.36386%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	1.120763
	2. Principal Distribution per $1,000	0.887215
	3. Interest Distribution per $1,000	0.233548

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.65000%
	2. Days in Accrual Period	29

	3. Class A Interest Due	156,647.44
	4. Class A Interest Paid	156,647.44
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	117,853,874.05
	2. Class A Principal Due	595,082.04
	3. Class A Principal Paid	595,082.04
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	117,258,792.01

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.1748226
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5188383

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	1.202859
	2. Principal Distribution per $1,000	0.887216
	3. Interest Distribution per $1,000	0.315643

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	2.23000%
	2. Days in Accrual Period	29

	3. Class M Interest Due	26,463.53
	4. Class M Interest Paid	26,463.53
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	14,731,514.63
	2. Class M Principal Due	74,384.15
	3. Class M Principal Paid	74,384.15
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	14,657,130.48

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.1748226
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0648538

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of November 7, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on July 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of July, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer